EXHIBIT 99.1
Investor Presentation Presented by: Chief Executive Officer: Rick Matros Chief Financial Officer: Bryan Shaul

Forward Looking Statements Statements made in this presentation may contain "forward-looking" information, such as forecasts of future financial performance. Such statements involve risks and uncertainties and are subject to change at any time. Factors that could cause actual results to differ materially include, but are not limited to, the following: potential liability for losses not covered by, or in excess of, our insurance; continued compliance by the Company under its loan agreement; changes in Medicare and Medicaid reimbursements, including the impact of the Deficit Reduction Act and regulations implementing it; the impact of federal and state regulations and investigations; changes in payor mix and payment methodologies; our ability to integrate the operation of Peak Medical Corporation; our ability to generate sufficient cash flow to operate our business; our ability to receive increases in reimbursement rates from government payors to cover increased costs; and competition for qualified staff in the healthcare industry. More information on these and other factors that could affect our business and financial results are included in our Annual Report on Form 10-K for the year ended December 31, 2005 and other public filings made with the Securities and Exchange Commission. The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution that any forward-looking statements made by us are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments. Furthermore, any reference to non-GAAP financial information provided is reconciled herein to comparable GAAP financial information included in our SEC filings which are available on our website at www.sunh.com. Any documents filed by Sun with the SEC may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting the Investor Relations Department of Sun at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc., 101 Sun Avenue NW, Albuquerque, NM 87109. You may also read and copy any reports, statements, and other information filed by Sun with the SEC at the SEC public reference room at 450 Fifth Street, NW, Room 1200, Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 or visit the SEC's web site for further information on its public reference room.

Company Overview

Sun History

- November 2001 - Rick Matros joins Sun as CEO, following completion of the reorganization plan
  - February 2002 - Sun exits bankruptcy
  - 2H 2002 - Reorganization plan proves ineffective
- February 2003 - Company commences restructuring
  - Sale of pharmacy business for $90.0mm
  - Divestiture of 135 inpatient facilities
  - Significant improvement in Medicare mix, EBITDA, and leverage
- December 2004 - Completion of Sun restructuring
- May 2005 - Acquisition of Peak Medical announced
- August 2005 - Acquisition of ProCare
- December 2005 - New $100mm credit facility
- December 2005 – Closed acquisition of Peak Medical
- December 2005 – Successfully completed offering of 6.9mm shares of common stock

Sun Healthcare Group

3

Management Team

2006 Initiatives Improvement of same store sales with focus on high acuity patients Execution of process improvement initiative Continued focus on opportunities to improve balance sheet Value creation through continued assessment of existing portfolio Pursuit of appropriate acquisition opportunities

Medicare Revenue Occupancy/Pro Forma Medicare Revenues/Pro Forma Census has remained relatively steady as higher-margin Medicare mix has increased quarter-over-quarter... 28.7 28.3 29.2 28.4 27.8 16 18 20 22 24 26 28 30 32 04 05 04 05 04 05 04 05 (%) 78 81 84 87 90 04 05 04 05 04 05 04 05 (%) Q1 Q3 Q4 Q1 Q2 Q3 Q4 .... Resulting in progressively higher Medicare revenues 86.7 87.2 87.3 87.3 87.2 87.2 86.9 86.8 28.3 29.9 30.0 Q2 06 87.6 30.5 06

High Acuity Strategy 1TCU = Transitional Care Unit, IRF = Inpatient Rehab Facility, LTAC = Long Term Acute Hospital 2 Medicare implemented a market basket rate in increase on 10/1/2005 2 Medicare implemented a market basket rate in increase on 10/1/2005 2 Medicare implemented a market basket rate in increase on 10/1/2005

Inpatient Facilities Map 158 inpatient facilities: 134 SNFs, 14 ALFs, 7 mental health facilities, and 3 specialty acute care hospitals Inpatient Locations Alabama 7 Arizona 1 California 20 Colorado 9 Georgia 10 Idaho 11 Maryland 1 Massachusetts 11 Montana 5 New Hampshire 9 New Mexico 22 North Carolina 8 Ohio 5 Oklahoma 12 Tennessee 9 Utah 3 Washington 7 West Virginia 7 Wyoming 1 16,040 Available Beds in 19 States Sun Facilities Peak Facilities

Industry Outlook for Inpatient Business Favorable demographics Aging population and increased life expectancies will support increased demand for LTC facilities Number of 85+ Americans projected to double by 2030 Decrease of available beds nationwide driving occupancy increases From 1999 to June 2005, the number of LTC facilities declined from 17,014 to 16,032 despite demographic shifts Reimbursement stabilized and predictable

Ancillary Businesses - How Do We Create Value? Ancillary Businesses - How Do We Create Value?

Ancillary Businesses - How Do We Create Value? Ancillary Businesses - How Do We Create Value?

Ancillary Services Map Ancillary businesses provide diversified revenue sources, favorable payor mix and growth opportunities Home Health/ Home Care Agencies Staffing Offices Therapy Divisional Offices/HTA of NY Therapy Service Areas

Financials

Financial Overview - Pro Forma Revenue EBITDA - Normalized EBITDAR - Normalized 1,049.3 600 1000 1050 1100 1150 LTM 3/31/05 LTM 3/31/06 ($mm) 7.5% 1,127.5 20 25 30 35 40 45 LTM 3/31/05 LTM 3/31/06 ($mm) 19.3% 33.7 40.2 86.1 75 80 85 90 95 LTM 3/31/05 LTM 3/31/06 ($mm) 9.4% 94.2

Operating Efficiency Initiatives Extensive overhead cuts occurred with portfolio reduction through 2004 Currently examining additional cost cuts Acquisitions will further leverage current infrastructure Peak reduces corporate G&A as a % of revenues from 4.9% (pro forma) for the three months ended March 2005 to 4.0% for the three months ended March 2006

Capitalization Table

Investment Highlights Leading long-term care provider with a portfolio of strong core assets Geographic diversity and broad range of services After successful restructuring process, positioned to enhance margins and balance sheet through: High acuity strategy on inpatient Evaluation of ancillary portfolio Continued improvement in G&A costs On-going attention to acquisition opportunities Ancillary businesses provide opportunities for value creation Recent acquisitions add geographic diversity and growth Significant opportunity to continue improving margins and operating efficiency

2006 Guidance 2006 Guidance 2006 GUIDANCE (1) 2005 PRO FORMA RESULTS OF OPERATIONS (2) Revenues $1.17b to $1.18b $1.11b EBITDA $42.5mm to $45.0mm $39.5mm EBITDAR $99.5mm to $102.0mm $93.4mm Pre Tax Earnings $15.0mm to $17.5mm $ 4.8mm Net Income $ 9.0 mm to $11.6mm $ 5.5mm Basic EPS $0.29 to $0.37 $0.18 This guidance assumes, among other things, no acquisitions, a stable Medicare reimbursement environment and no net changes in the Medicare reimbursement environment. Unaudited pro forma results of operations of Sun for the year ended December 31, 2005 assume that the Peak acquisition occurred at the beginning of 2005 and are adjusted for non-recurring items.

Reconciliations

Reconciliation Section Definitions of EBITDA and EBITDAR EBITDA is defined as earnings before depreciation, amortization, interest, net, loss on asset impairment, loss on lease termination, (gain) loss on sale of assets, reorganization gain, net, restructuring costs, net, income tax expense (benefit), and (income) loss from discontinued operations. EBITDAR is defined as EBITDA before facility rent expense. EBITDA and EBITDAR are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole. EBITDA and EBITDAR are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA and EBITDAR should not be considered as measures of financial performance under generally accepted accounting principles. As the items excluded from EBITDA and EBITDAR are significant components in understanding and assessing financial performance, EBITDA and EBITDAR should not be considered in isolation or as alternatives to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because EBITDA and EBITDAR are not measurements determined in accordance with generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA and EBITDAR as presented may not be comparable to other similarly titled measures of other companies. Normalized EBITDA and EBITDAR exclude significant adjustments not related to ongoing operations. Overview

Reconciliation Section Reconciliation to Sun Normalized EBITDA (R)

Reconciliation Section Reconciliation to Normalized Pro Forma Sun EBITDA (R)